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                           The Target Portfolio Trust
                     Supplement dated November 14, 1996 to
                        Prospectus dated April 30, 1996

DESCRIPTION OF THE PORTFOLIOS

Other Investments and Policies
    In circumstances where the Trust's custodian maintains a segregated account for a Portfolio of the Trust for options transactions, foreign currency exchange contracts, indexed commercial paper, reverse repurchase agreements, dollar rolls or the purchase of when-issued and delayed delivery securities, the funds to be maintained in a segregated account include cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-marked daily, having a value equal to or greater than the Portfolio's commitments.
MANAGEMENT OF THE TRUST
Manager
    The Manager and the Trust have received an exemptive order from the Securities and Exchange Commission which permits the Manager, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Advisory Agreements without obtaining shareholder approval each time. On October 30, 1996 shareholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to employ new Advisers for the Portfolios, change the terms of the Portfolios Advisory Agreements or enter into a new Advisory Agreement with an existing Adviser after events that cause an automatic termination of the old Advisory Agreement with that Adviser. Shareholders of a Portfolio continue to have the right to terminate an Advisory Agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes or other material amendments to Advisory Agreements that occur under these arrangements.
Advisers
Large Capitalization Value Portfolio
    On July 9, 1996, the Trustees approved a new subadvisory agreement for the Large Capitalization Value Portfolio with Hotchkis and Wiley (H&W) to become effective upon the sale of H&W to Merrill Lynch & Co., Inc. (Merrill Lynch). This new subadvisory agreement was approved by the shareholders of the Portfolio on October 30, 1996.
    Effective November 12, 1996, H&W became a separate business unit of Merrill Lynch. H&W will continue to use the same investment philosophy and personnel to provide service to the Portfolio. H&W was established in 1980 and, as of September 30, 1996, had approximately $9.7 billion in assets under management for corporate, public, endowment and foundation and mutual fund clients.
    H&W and INVESCO Capital Management Inc., the other adviser to the Portfolio, are paid a fee by the Manager at an annual rate of .30 of 1% of the average daily net assets of the portion of the Portfolio's assets managed by them. PURCHASE AND REDEMPTION OF SHARES
How to Purchase Shares
    Shares of the Portfolios are available to (i) participants in the Target Program with the payment of the Target Program fee and (ii) banks, trust companies, other investment advisory services and certain fee-based programs sponsored by Prudential Securities or its affiliates which include mutual funds as investment options and for which the Portfolios are an available option without payment of the Target Program fee. Such programs may require payment of different fees. Trustees of the Trust, employees of Prudential Securities and PMF and their subsidiaries, and members of the families of such persons who maintain an ``employee related'' account at Prudential Securities may also participate in the Target Program without the imposition of the Target Program fee.
TMF158c-2(11/14/96)